Evergreen North Carolina Municipal Bond Fund

Class A ENCMX, Class B ENCBX, Class C ENCCX, Class I ENCYX

* Class B shares of Evergreen funds are available for purchase only under certain circumstances. Please see the section entitled "Share Class Information" in the Fund's prospectus for more information.

Summary Prospectus

January 1, 2010, as supplemented February 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the documents listed below, online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus and statement of additional information, dated January 1, 2010, as supplemented, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated August 31, 2009, are incorporated by reference into this document. The Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented January 13, 2010.

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and North Carolina state income tax as part of a long-term strategy of achieving tax-advantaged total return.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 14 of the Fund's prospectuses and in the "Purchase and Redemption of Shares" section on page 45 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C	Class I
Management Fees	0.42%	0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.87%	1.62%	1.62%	0.62%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$560	$665	$265	$63	$165	$165
3 Years	$739	$811	$511	$199	$511	$511
5 Years	$934	$1,081	$881	$346	$881	$881
10 Years	$1,497	$1,721	$1,922	$774	$1,721	$1,922

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Investment Strategy. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income taxes, other than the alternative minimum tax, and from income taxes in the State of North Carolina. The Fund may also invest up to 20% of its assets in high-quality short-term taxable obligations.

The Fund normally invests at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in bonds rated below investment grade, but will not invest in bonds that are rated below B. The Fund may, but will not necessarily, use a variety of derivative instruments. Although the Fund may invest in securities of any maturity, the Fund will generally seek to maintain a dollar-weighted average maturity between 5 and 20 years.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds are considered speculative by the major rating agencies and are usually issued by companies or entities of less proven or questionable financial strength and may become illiquid.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. When interest rates go down, interest earned on debt securities may decline.

  Municipal Securities Risk. The value of municipal securities may be more sensitive to certain adverse conditions than other fixed income securities. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change.

  Non-Diversification Risk. A Fund that is non-diversified may invest a greater percentage of its assets in a single issuer or a limited number of issuers than may be invested by a Fund that is diversified and may be especially vulnerable to adverse conditions affecting an issuer in which it invests. The value of the Fund's shares may be more volatile than those of a Fund that is diversified.

  State-Specific Municipal Securities Risk. Because the Fund invests primarily in securities of issuers located in a single state, the value of the Fund's shares is highly vulnerable to adverse conditions affecting the state, and may be more volatile than the values of funds that invest in securities issued by issuers located in a number of states. North Carolina is primarily a rural state and its economy is dependent on a limited number of industries, including agriculture and financial services.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%)

Highest Quarter: 3rd Quarter 2002	+4.43%
Lowest Quarter: 3rd Quarter 2008	-3.36%
Year-to-date total return as of 9/30/2009 is +13.49%

Average Annual Total Returns for the periods ended 12/31/2008[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 1/11/1993
Class A (before taxes)	1/11/1993	-10.68%	-0.23%	2.08%	3.68%
Class A (after taxes on distributions)[2]	1/11/1993	-10.68%	-0.24%	2.00%	N/A
Class A (after taxes on distributions and the sale of Fund Shares)[2]	1/11/1993	-5.63%	0.38%	2.32%	N/A
Class B (before taxes)	1/11/1993	-11.44%	-0.32%	1.83%	3.26%
Class C (before taxes)	3/27/2002	-7.84%	0.03%	2.07%	3.67%
Class I (before taxes)	2/28/1994	-6.00%	1.04%	2.85%	4.24%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-2.47%	2.71%	4.26%	5.35%
Barclays Capital N. Carolina Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		0.84%	3.29%	4.60%	N/A
1.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

2.

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Mathew M. Kiselak, Director and Senior Portfolio Manager/2008 Robert J. Miller, Portfolio Manager/2009

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

585766 RV1 (1/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report